JOHN HANCOCK TRUST

AMENDMENT TO AMENDED AND RESTATED ADVISORY AGREEMENT

            AMENDMENT (the “Amendment”) made this 29th day of April, 2009, to the Amended and Restated Advisory Agreement dated September 30, 2008, between John Hancock Trust, a Massachusetts business trust (the “Trust”) and John Hancock Investment Management Services, LLC, a Delaware limited liability company (“JHIMS” or the “Adviser”).  In consideration of the mutual covenants contained herein, the parties agree as follows:

1.         CHANGE IN APPENDIX A

            Appendix A is amended to add the advisory fee for the following portfolios:

Balanced Trust

Core Fundamental Holdings Trust

Core Global Diversification Trust

Core Allocation Trust

Core Balanced Trust

Core Disciplined Diversification Trust

International Index Trust

            (the “Portfolios”)

2.         EFFECTIVE DATE

                        The Amendment shall become effective with respect to the Portfolios on the later of:

(i) the date of its execution and (ii) approval by the Board of Trustees of the Trust of the Amendment.

            John Hancock Trust

By:       /s/Keith F. Hartstein

            Keith F. Hartstein, President

John Hancock Investment Management Services, LLC

By:       /s/Bruce R. Speca

            Bruce R. Speca

            Executive Vice President

APPENDIX A

ADVISORY FEE SCHEDULE

The Adviser shall serve as investment adviser for each Portfolio of the Trust listed below.  The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Adviser Fee").

The term Aggregate Net Assets in the chart below includes the net assets of a Portfolio of the Trust.  It also includes with respect to certain Portfolios as indicated in the chart the net assets of one or more other portfolios, but in each case only for the period during which the subadviser for the Portfolio also serves as the subadviser for the other portfolio(s) and only with respect to the net assets of such other portfolio(s) that are managed by the subadviser.

For purposes of determining Aggregate Net Assets and calculating the Adviser Fee, the net assets of the Portfolio and each other fund of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

The Adviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the “Applicable Annual Fee Rate”). The Adviser Fee for each Portfolio shall be accrued and paid daily to the Adviser for each calendar day.  The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio.  Fees shall be paid either by wire transfer or check, as directed by the Adviser.

If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date of such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Advisory Fee Schedules

Aggregate Net Assets Include the Net Assets of the following funds in addition to the
Trust Portfolio	Trust Portfolio	Advisory Fee of the Trust Portfolio-
500 Index Trust	Index 500 Fund	0.470% — first $500 million; and 0.460% — excess over $500 million. (Aggregate Net Assets include the net assets of the Index 500 Fund, a series of JHF II, and the 500 Index Trust, a series of JHT.)

500 Index Trust B		0.470% — first $500 million; and 0.460% — excess over $500 million. (Aggregate Net Assets include only the net assets of the Index 500 Trust B.)

Absolute Return Trust	Absolute Return Fund (JHF II)	See below

Active Bond Trust	Active Bond Fund (JHF II)	0.600% — at all asset levels.

All Cap Core Trust	All Cap Core Fund (JHF II)	0.800% — first $500 million; and 0.750% — excess over $500 million.

All Cap Growth Trust	All Cap Growth Fund (JHF II)	0.850% — first $500 million; 0.825% — between $500 million and $1 billion; and 0.800% — excess over $1 billion.

All Cap Value Trust	All Cap Value Fund (JHF II)	0.850% — first $250 million; 0.800% — next $250 million; and 0.750% — excess over $500 million.
Alpha Opportunities Trust	Alpha Opportunities Fund (JHF II)	1.025% — first $250 million; 1.00%— next $250 million; and 0.975% — excess over $500 million.

American Fundamental Holdings Trust	See Next Column

0.050% — first $500 million and 0.040% — excess over $500 million.

(Aggregate Net Assets include the net assets of the American Fundamental Holdings Trust, the American Global Diversification Trust and the American Diversified Growth & Income Trust, each a series of JHT and the American Fundamental Holdings Fund, American Global Diversification Fund and American Diversified Growth &Income Fund, each a series of John Hancock Funds II)

American Global Diversification Trust	See Next Column

0.050% — first $500 million and 0.040% — excess over $500 million.

 (Aggregate Net Assets include the net assets of the American Fundamental Holdings Trust, the American Global Diversification Trust and the American Diversified Growth & Income Trust, each a series of JHT and the American Fundamental Holdings Fund, American Global Diversification Fund and American Diversified Growth &Income Fund, each a series of John Hancock Funds II)

American Diversified Growth & Income Trust	See Next Column

0.050% — first $500 million and 0.040% — excess over $500 million.

(Aggregate Net Assets include the net assets of the American Fundamental Holdings Trust, the American Global Diversification Trust and the American Diversified Growth & Income Trust, each a series of JHT and the American Fundamental Holdings Fund, American Global Diversification Fund and American Diversified Growth &Income Fund, each a series of John Hancock Funds II)

Balanced Trust	(Not Applicable)	0.84% — first $250 million; and 0.81% — next $250 million; 0.80% — next $500 million; 0.78%— excess over $1 billion;

Blue Chip Growth Trust	Blue Chip Growth Fund (JHF II)	0.825% — first $1 billion; and 0.800% — excess over $1 billion.

Total Bond Market Trust A	N/A	0.470% — all asset levels. (Aggregate Net Assets include only the net assets of the Bond Index Trust A.)

Total Bond Market Trust B	N/A	0.470% — all asset levels (Aggregate Net Assets include only the net assets of the Bond Index Trust B.)

Capital Appreciation Trust	Capital Appreciation Fund (JHF II)	0.850% — first $300 million; 0.800% — between $300 million and $500 million; 0.700% — between $500 million and $1 billion; and 0.670% — excess over $1 billion.

Capital Appreciation Value Trust	NA	See Below

Classic Value Trust	Classic Value Fund (JHF II)	0.790% — first $2.5 billion 0.780% — excess over $2.5 billion

Core Allocation Plus Trust	Global Asset Allocation Fund (JHF II)	0.915% ---- first $500 million; and 0.865% ---- excess over $500 million

Core Bond Trust	Core Bond Fund (JHF II)	0.690% — first $200 million; 0.640% — next $200 million; and 0.570% — excess over $400 million.

Core Equity Trust	Core Equity Fund (JHF II)	0.850% — first $350 million; and 0.750% — excess over $350 million.

Disciplined Diversification Trust	NA	0.800% — first $100 million; 0.700% — next $900 million; and 0.650% — excess over $1 billion

Dynamic Growth Trust	Dynamic Growth Fund (JHF II)	0.900% — first $250 million; 0.850% — next $250 million; 0.825% — next $250 million; and 0.800% — excess over $1 billion.

Emerging Growth Trust (4)	Emerging Growth Fund (JHF II)	0.800% — at all asset levels.

Emerging Markets Value Trust	Emerging Markets Value Fund (JHF II)	1.00% — first $100 million; and 0.950% - excess over $100 million.

Emerging Small Company Trust	Emerging Small Company Fund (JHF II) (4)	0.970% — first $500 million; and 0.900% — excess over $500 million.

Equity-Income Trust (11)	Equity-Income Fund (JHF II) (7)	0.825% — first $1 billion; and 0.800% — excess over $1 billion.

Financial Services Trust	Financial Services Fund (JHF II)	0.850% — first $50 million; 0.800% — next $450 million; and 0.750% — excess over $500 million.
Floating Rate Income Trust	Floating Rate Income Fund (JHF II)	0.700% — first $1.1 billion; 0.675% — next $0.90 billion; and 0.650% — excess over $2 billion.

Franklin Templeton Founding Allocation Trust	N/A	See below

Fundamental Value Trust	Fundamental Value Fund (JHF II)	0.850% — first $50 million; 0.800% — next $450 million; and 0.750% — excess over $500 million.

Global Allocation Trust	Global Allocation Fund (JHF II)	0.850% — first $500 million; and 0.800% — excess over $500 million.

Global Bond Trust	Global Bond Fund (JHF II)	0.700% — at all asset levels.

Global Real Estate Trust	Global Real Estate Fund (JHF II)	0.950% — first $500 million; 0.925% — next $250 million; and 0.900% — excess over $750 million.

Global Trust (4) (6)	Global Fund (JHF II) Global Fund (JHF III)

0.850% — first $1 billion; and 0.800% — excess over $1 billion.

(Aggregate Net Assets include the net assets of the Global Trust, a series of JHT, the Global Fund, a series of JFH II, the International Value Fund, a series of JHF II and the International Value Trust, a series of JHT.)

Growth Equity Trust	Rainer Growth Fund (JHF III)	0.750% — first 3 billion; 0.725% — next $3 billion; and 0.700% — excess over $6 billion.

Growth & Income Trust	Not Applicable	0.675% — at all asset levels.

Growth Opportunities Trust	Growth Opportunities Fund (JHF II) Growth Opportunities Fund (JHF III)

0.800% — first $500 million; 0.780% — next $500 million; 0.770% — next $1.5 billion; and 0.760% — excess over $2.5 billion.

(Aggregate Net Assets include the net assets of Growth Opportunities Fund, a series of JHF II, the Growth Opportunities Trust, a series of JHT, and the Growth Opportunities Fund, a series of JHF III.)

Growth Trust	Growth Fund (JHF II) Growth Fund (JHF III)

0.800% — first $500 million; 0.780% — next $500 million; 0.770% — next $1.5 billion; and 0.760% — excess over $2.5 billion.

(Aggregate Net Assets include the net assets of the Growth Fund, a series of JHF II, the Growth Trust, a series of JHT, and the Growth Fund, a series of JHF III.)

Health Sciences Trust	Health Sciences Fund (JHF II)	1.050% — first $500 million; and 1.000% — excess over $500 million.

High Income Trust	High Income Fund (JHF II)	0.725% — first $150 million; 0.675% — between $150 million and $500 million; 0.650% — between $500 million and $2.5 billion; and 0.600% — excess over $2.5 billion.

High Yield Trust	High Yield Fund (JHF II)	0.700% — first $500 million; and 0.650% — excess over $500 million.

Index Allocation Trust	NA	See below

Income & Value Trust	N/A	0.800% — first $500 million; and 0.750% — excess over $500 million
Income Trust	Income Fund (JHF II)

1.075% — first $50 million; 0.915% — between $50 million and $200 million; 0.825% — between $200 million and $500 million; and 0.800% — excess over $500 million.

(Aggregate Net Assets include the net assets of the Income Fund, a series of JHF II, the Income Trust, a series of JHT, the International Value Fund, a series of JHF II, the International Value Trust, a series of JHT, the International Small Cap Trust, a series of JHT, the International Small Cap Fund, a series of JHF II, the Global Trust, a series of JHT, the Global Fund, a series of JHF II, the Mutual Shares Trust, a series of JHT and the Mutual Shares Fund, a series of JHF II.)

Index Allocation Trust	N/A	See below

International Core Trust	International Core Fund (JHF II) International Core Fund (JHF III)

0.92% — first $100 million; 0.895% — next $900 million, and 0.88% — excess over $1 billion.

(Aggregate Net Assets include the net assets of the International Core Trust, a series of JHT, the International Core Fund, a series of JHF II, and the International Core Fund, a series of JHF III.)

International Equity Index Trust A	International Equity Index Fund (JHF II)

0.550% — first $100 million; and 0.530% — excess over $100 million.

(Aggregate Net Assets include the net assets of the International Equity Index Trust A, a series of JHT, and the International Equity Index Fund, a series of JHF II).

International Equity Index Trust B (8)	See International Equity Index Trust A above for comparable funds	0.550% — first $100 million; and 0.530% — excess over $100 million. (Aggregate Net Assets include the net assets of only the International Equity Index Trust B, a series of JHT.)

International Growth Trust	International Growth Fund (JHF III)

0.920% — first $100 million; 0.895% — next $900 million; and 0.880% — excess over $1 billion.

(Aggregate Net Assets include the net assets of the International Growth Trust, a series of JHT, and the International Growth Fund, a series of JHF III.)

International Index Trust	(Not Applicable)	0.49% — first $500 million; 0.475% — excess over $500 million.

International Opportunities Trust	International Opportunities Fund (JHF II)	0.900% — first $750 million; 0.850% — between $750 million and $1.5 billion; and 0.800% — excess over $1.5 billion.

International Small Cap Trust	International Small Cap Fund (JHF II)	1.050% — first $200 million; 0.950% — next $300 million; and 0.850% — excess over $500 million.

International Small Company Trust	International Small Company Fund (JHF II)	1.000% — first $100 million; and 0.950% — excess over $100 million.

International Value Trust	International Value Fund (JHF II)

0.950% — first $200 million; 0.850% — next $300 million; and 0.800% — excess over $500 million.

(Aggregate Net Assets include the net assets of the International Value Trust, a series of JHT, the International Value Fund, a series of JHF II, the Global Fund, a series of JHF II and the Global Trust, a series of JHT.)

Intrinsic Value Trust	Intrinsic Value Fund (JHF III)

0.780% — first $500 million; 0.760% — next $500 million; 0.750% — next $1.5 billion; and 0.740% — excess over $2.5 billion.

(Aggregate Net Assets include the net assets of the Intrinsic Value Trust, a series of JHT, and the Intrinsic Value Fund, a series of JHF III.)

Investment Quality Bond Trust	Investment Quality Bond Fund (JHF II)	0.600% — first $500 million; and 0.550% — excess over $500 million.

Large Cap Trust	Large Cap Fund (JHF II)	0.780% — first $250 million; 0.730% — next $250 million; 0.680% — next $250 million; and 0.650% — excess over $750 million.

Large Cap Value Trust	Large Cap Value Fund (JHF II)	0.825% — first $500 million; 0.800% — next $500 million; 0.775% — next $500 million; 0.720% — next $500 million; and 0.700% — excess over $2 billion
Lifecycle Trusts	Lifecycle Portfolios (JHF II)	See below

Lifestyle Aggressive Trust	Lifestyle Aggressive Portfolio (JHF II)	See below

Lifestyle Balanced Trust	Lifestyle Balanced Portfolio (JHF II)	See below

Lifestyle Conservative Trust	Lifestyle Conservative Portfolio (JHF II)	See below

Lifestyle Growth Trust	Lifestyle Growth Portfolio (JHF II)	See below

Lifestyle Moderate Trust	Lifestyle Moderate Portfolio (JHF II)	See below

Managed Trust	Managed Fund (JHF II)	0.690% — at all asset levels.

Mid Cap Index Trust	Mid Cap Index Fund (JHF II)	0.490% — first $250 million; 0.480% — next $250 million; and 0.460% — excess over $500 million.

Mid Cap Intersection Trust	Mid Cap Intersection Fund (JHF II)	0.875% — first $500 million; 0.850% - excess over $500 million.

Mid Cap Stock Trust	Mid Cap Stock Fund (JHF II	0.875% — first $200 million; 0.850% — next $300 million; and 0.825% — excess over $500 million.

Mid Cap Value Equity Trust	Mid Cap Value Equity Fund (JHF II)	0.875% — first $250 million; and 0.850% — next $250 million; 0.825% — next $500 million; and 0.800% — excess over $1 billion.

Mid Cap Value Trust	Mid Cap Value Fund (JHF II)	0.900% — first $200 million; 0.850% — next $300 million; and 0.825% — excess over $500 million.

Mid Value Trust	Mid Value Fund (JHF II)	1.050% — first $50 million; and 0.950% — excess over $50 million.

Money Market Trust	Money Market Fund (JHF II)	0.500% — first $500 million; and 0.470% — excess over $500 million.

Money Market Trust B	N/A	0.500% — first $500 million; and 0.470% — excess over $500 million. (Aggregate Net Assets include the net assets of the Money Market Trust B.)

Mutual Shares Trust	Mutual Shares Fund(JHF II)	0.960% — at all asset levels.

Natural Resources Trust	Natural Resources Fund (JHF II)	1.050% — first $50 million; and 1.000% — excess over $50 million.

Overseas Equity Trust	N/A	0.990% - first $500 million; and 0.850% — excess over $500 million.

Pacific Rim Trust	Pacific Rim Fund (JHF II)	0.800% — first $500 million; and 0.700% — excess over $500 million.

Optimized All Cap Trust	Quantitative All Cap Fund (JHF II)	0.675% — first $2.50 billion; and 0.650% — excess over $2.50 billion.

Quantitative Mid Cap Trust	Quantitative Mid Cap Fund (JHF II)	0.750% — first $200 million; and 0.650% — excess over $200 million.

Optimized Value Trust	Quantitative Value Fund (JHF II)	0.700% — first $500 million; 0.650% — next $500 million; and 0.600% — excess over $1 billion.

Real Estate Equity Trust	Real Estate Equity Fund (JHF II) (7)	0.875% — first $250 million; 0.850% — next $250 million; and 0.825% — excess over $500 million.

Real Estate Securities Trust	Real Estate Securities Fund (JHF II)	0.700% — at all asset levels.

Real Return Bond Trust	Real Return Bond Fund (JHF II)	0.700% — first $1 billion; and 0.650% — excess over $1 billion.

Science & Technology Trust	Science & Technology Fund (JHF II)	1.050% — first $500 million; and 1.000% — excess over $500 million.

Short-Term Bond Trust	Short-Term Bond Fund (JHF II)	0.600% — first $100 million; 0.575% — next $150 million; and 0.550% — excess over $250 million.
Short Term Government Income Trust	Short Term Government Fund (JHF II)	0.57% — first $250 million; and 0.55% — excess over $250 million.

Small Cap Growth Trust	Small Cap Growth Fund (JHF II)	1.100% — first $100 million; and 1.050% — excess over $100 million.

Small Cap Index Trust	Small Cap Index Fund (JHF II) (4)	0.490% — first $250 million; 0.480% — next $250 million; and 0.460% — excess over $500 million.

Small Cap Intrinsic Value Trust	N/A	0.900% — first $1 billion; and 0.850% - excess over $1 billion.

Small Cap Opportunities Trust	Small Cap Opportunities Fund (JHF II)	1.000% — first $500 million; 0.950% — next $500 million; 0.900% — next $1 billion; 0.850%— excess over $2 billion;

Small Cap Trust	Small Cap Fund (JHF II)	0.850% — at all asset levels.

Small Cap Value Trust	Small Cap Value Fund (JHF II)	1.100% — first $100 million; and 1.050% — excess over $100 million.

Small Company Growth Trust	Small Company Growth Fund (JHF II)

1.050% — first $250 million; and 1.000% — excess over $250 million.

(Aggregate Net Assets include the net assets of the Small Company Growth Trust. However, the applicable rate is 1.000% of all net assets of the Fund when the aggregate net assets of the following funds exceed $1 billion: the Small Company Growth Trust, a series of JHT, the Small Company Growth Fund, a series of JHF II, the All Cap Growth Fund, a series of JHF II, and the All Cap Growth Trust, a series of JHT.)

Small Company Trust	Small Company Fund (JHF II)	1.050% — first $125 million; and 1.000% — excess over $125 million.

Small Company Value Trust	Small Company Value Fund (JHF II)	1.050% — first $500 million; and 1.000% — excess over $500 million.

Smaller Company Growth Trust	Smaller Company Growth Fund (JHF II)	1.100% — first $125 million; 1.050%— next $250 million; 1.00%— next $625 million; and 0.950% — excess over $1 billion.

Special Value Trust	Special Value Fund (JHF II)	0.950% — at all asset levels.

Spectrum Income Trust	Spectrum Income Fund (JHF II)	0.800% — first $250 million; and 0.725% — excess over $250 million.

Strategic Bond Trust	Strategic Bond Fund (JHF II)	0.700% — first $500 million; and 0.650% — excess over $500 million.

Strategic Income Trust	Strategic Income Fund (JHF II)	0.725% — first $500 million; and 0.650% — excess over $500 million.

Total Return Trust	Total Return Fund (JHF II)	See below

Total Stock Market Index Trust	Total Stock Market Index Fund (JHF II)	0.490% — first $250 million; 0.480% — next $250 million; and 0.460% — excess over $500 million.

U.S. Core Trust	U.S. Core Fund (JHF III)

0.78% — first $500 million; 0.76% — next $500 million; 0.75% — next $1.5 billion; and 0.74% — excess over $2.5 billion.

(Aggregate Net Assets include the net assets of the U.S. Core Fund, a series of JHF III, the U.S. Core Trust, a series of JHT, that portion of the net assets of the Managed Trust, a series of JHT, that is subadvised by Grantham, Mayo Van Otterloo and Co. LLC, (“GMO”), and that portion of the net assets of the Managed Fund, a series of JHF II, that is managed by GMO.)

U.S. Global Leaders Growth Trust	U.S. Global Leaders Growth Fund (JHF II)	0.7125% — first $500 million; and 0.675% — excess over $500 million.

U.S. Government Securities Trust	U.S. Government Securities Fund (JHF II)	0.620% — first $500 million; and 0.550% — excess over $500 million.

U.S. High Yield Bond Trust	U.S. High Yield Bond Fund (JHF II)	0.750% — first $200 million; and 0.720% — excess over $200 million.

U.S. Large Cap Trust	N/A	0.825% — first $1 billion; 0.725% — next $1 billion; and 0.700% — excess over $2 billion.

U.S. Multi Sector Trust	U.S. Multi Sector Fund (JHF II)	0.780% — first $500 million; 0.760% — next $500 million; 0.750% — next $1.5 billion; and 0.740% — excess over $2.5 billion.

Utilities Trust	Utilities Fund (JHF II)	0.825% — first $600 million; 0.800% — next $300 million; 0.775% — next $600 million; and 0.700% — excess over $1.5 billion.

Value & Restructuring Trust	Value & Restructuring Fund (JHF II)	0.825% — first $500 million; 0.800% — next $500 million; and 0.775% — excess over $1 billion.

Value Opportunities Trust	Value Opportunities Fund (JHF II) Value Opportunities Fund (JHF III)

0.800% — first $500 million; 0.780% — next $500 million; 0.770% — next $1.5 billion; and 0.760% — excess over $2.5 billion.

(Aggregate Net Assets include the net assets of the Value Opportunities Trust, a series of JHT and the Value Opportunities Fund, a series of JHF III.)

Value Trust	Value Fund (JHF II)	0.750% — first $200 million; 0.725% — next $300 million; and 0.650% — excess over $500 million.

Vista Trust	Vista Fund (JHF II)	0.900% — first $200 million; 0.850% — next $200 million; 0.825% — next $600 million; and 0.800% — excess over $1 billion.

Capital Appreciation Value Trust

If net assets are less than $500 million, the following fee schedule shall apply:

Portfolio	First $250 million of Net Assets	Excess Over $250 million of Net Assets
Capital Appreciation Value Trust	0.950%	0.850%

If net assets equal or exceed $500 million but are less than $2 billion, the following fee schedule shall apply:

Portfolio	First $1 billion of Net Assets	Excess Over $1 billion of Net Assets
Capital Appreciation Value Trust	0.850%	0.800%

If net assets equal or exceed $2 billion but are less than $3 billion, the following fee schedule shall apply:

Portfolio	First $500 million of Net Assets	Excess Over $500 million of Net Assets
Capital Appreciation Value Trust	0.850%	0.800%

If net assets equal or exceed $3 billion, the following fee schedule shall apply:

Portfolio	All Asset Levels
Capital Appreciation Value Trust	0.800%

Total Return Trust

            The Adviser shall serve as investment adviser for the Portfolio of the Trust listed below.  The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to the Portfolio, the fee computed separately for the Portfolio at an annual rate as follows (the "Adviser Fee").

Pacific Investment Management Company (“PIMCO”) is the Subadviser to the Portfolio

During the period during which PIMCO is the subadviser to the Portfolio, if Relationship Net Assets* equal or exceed $3 Billion, the following fee schedule shall apply:

Portfolio	First $1 Billion of Total Return Net Assets**	Excess Over $1 Billion of Total Return Net Assets**
Total Return Trust	0.700%	0.675%

If Relationship Net Assets* are less than $3 Billion, the following fee schedule shall apply:

Portfolio	All Asset Levels
Total Return Trust	0.700%

*The term Relationship Net Assets shall mean the aggregate net assets of all portfolios of the John Hancock Trust and the John Hancock Funds II that are subadvised by PIMCO. These funds currently include the Total Return Trust, the Real Return Bond Trust and the Global Bond Trust, each a series of the Trust, and the Total Return Fund, the Real Return Bond Fund and the Global Bond Fund, each a series of John Hancock Funds II.

PIMCO is not the Subadviser to the Portfolio

If PIMCO is not the subadviser to the Portfolio, the following fee schedule shall apply:

Portfolio	First $1 Billion of Total Return Net Assets**	Excess Over $1 Billion of Total Return Net Assets**
Total Return Trust	0.700%	0.675%

**The term Total Return Net Assets includes the net assets of the Portfolio.  It also includes with respect to the Portfolio the net assets of the Total Return Fund, a series of John Hancock Funds II  but only for the period during which the subadviser for the Portfolio also serves as the subadviser for the Total Return Fund.  For purposes of determining Total Return Net Assets and calculating the Advisory Fee, the net assets of the Portfolio are determined as of the close of business on the previous business day of the Trust, and the net assets of the Total Return Trust are determined as of the close of business on the previous business day of that fund.

The Adviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Total Return Net Assets divided by (ii) Total Return Net Assets (the “Applicable Annual Fee Rate”). The Adviser Fee for each Portfolio shall be accrued and paid daily to the Adviser for each calendar day.  The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio.  Fees shall be paid either by wire transfer or check, as directed by the Adviser.

            If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Absolute Return Trust

The Adviser shall serve as investment adviser for the Absolute Return Trust.

The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to the Absolute Return Trust, a fee computed separately for the Absolute Return Trust as follows (the “Adviser Fee”).

The Adviser Fee has two components:  (a) a fee on net assets invested in Affiliated Funds (“Affiliated Fund Assets”) and (b) a fee on net assets not invested in Affiliated Funds (“Other Assets”).  Affiliated Funds are any fund of John Hancock Trust, John Hancock Funds II and John Hancock Funds III excluding the following John Hancock Trust funds: Money Market Trust B, 500 Index Trust B, International Equity Index Trust B, Bond Index Trust B.

(a) The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of the Absolute Return Trust and the Absolute Return Fund, a series of John Hancock Funds II, (collectively, the “Absolute Return Funds”) determined in accordance with the following schedule, and that rate is applied to the Affiliated Fund Assets of the Absolute Return Trust.

Advisory Fee on Affiliated Fund Assets

Aggregate Net Assets of Absolute Return Funds

First $500 million	Excess over $500 million
0.060%	0.050%

(b) The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of the Absolute Return Funds determined in accordance with the following schedule, and that rate is applied to the Other Assets of the Absolute Return Trust.

Advisory Fee on Other Assets

Aggregate Net Assets of Absolute Return Funds

First $500 million	Excess over $500 million
0.510%	0.500%

The term “Aggregate Net Assets of Absolute Return Funds” in the schedule above includes the net assets of the Absolute Return Trust.  The term also includes the net assets of the Absolute Return Fund, but only for the period during which the subadviser for the Absolute Return Trust also serves as the subadviser for the Absolute Return Fund and only with respect to the net assets of the Absolute Return Fund that are managed by the subadviser.

For purposes of determining Aggregate Net Assets of the Absolute Return Funds and calculating the fee on Affiliated Fund Assets and the fee on Other Assets, the net assets of the Absolute Return Trust are determined as of the close of business on the previous business day of the Trust and the net assets of the Absolute Return Fund are determined as of the close of business on the previous business day of John Hancock Funds II.  Affiliated Fund Assets and Other Assets are determined as of the close of business on the previous business day of the Trust.

The fee on Affiliated Fund Assets for the Absolute Return Trust shall be based on the applicable annual Affiliated Funds fee rate for the Absolute Return Trust which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Affiliated Funds Fee Table to the applicable portions of Aggregate Net Assets of Absolute Return Funds divided by (ii) Aggregate Net Assets of Absolute Return Funds (the “Applicable Annual Affiliated Funds Fee Rate”).

The fee on Other Assets for the Absolute Return Trust shall be based on the applicable annual Other Assets fee rate for the Absolute Return Trust which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Fee Table for Other Assets to the applicable portions of Aggregate Net Assets of Absolute Return Funds divided by (ii) Aggregate Net Assets of Absolute Return Funds (the “Applicable Annual Other Assets Fee Rate”).

The fee on Affiliated Fund Assets for the Absolute Return Trust shall be accrued and paid daily to the Adviser for each calendar day.  The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Affiliated Funds Fee Rate, and multiplying this product by the Affiliated Fund Assets of the Absolute Return Trust.  Fees shall be paid either by wire transfer or check, as directed by the Adviser.

The fee on Other Assets for the Absolute Return Trust shall be accrued and paid daily to the Adviser for each calendar day.  The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Other Assets Fee Rate, and multiplying this product by the Other Assets of the Absolute Return Trust.  Fees shall be paid either by wire transfer or check, as directed by the Adviser.

The daily Adviser Fee for the Absolute Return Trust shall be the sum of the daily fee on Affiliated Fund Assets and the daily fee on Other Assets.

If, with respect to the Absolute Return Trust, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Affiliated Funds Fee Rate or the Applicable Annual Other Assets Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Lifestyle Trusts

The Adviser shall serve as investment adviser for each Portfolio listed below.

Lifestyle Aggressive Trust

Lifestyle Balanced Trust

Lifestyle Conservative Trust

Lifestyle Growth Trust

Lifestyle Moderate Trust

(collectively, the “Lifestyle Trusts”)

The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each Lifestyle Trust, a fee computed separately for each Lifestyle Trust as follows (the “Adviser Fee”).

The Adviser Fee has two components:  (a) a fee on net assets invested in Affiliated Funds (“Affiliated Fund Assets”) and (b) a fee on net assets not invested in Affiliated Funds (“Other Assets”).  Affiliated Funds are any fund of John Hancock Trust, John Hancock Funds II and John Hancock Funds III excluding the following funds:  Money Market Trust B, 500 Index Trust B, International Equity Index Trust B, Bond Index Trust B.

(a) The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Lifestyle Trusts and all the Lifestyle Portfolios of John Hancock Funds II (as listed below) determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of each Lifestyle Trust.

The Lifestyle Portfolios of John Hancock Funds II are as follows:  Lifestyle Aggressive Trust, Lifestyle Balanced Trust, Lifestyle Conservative Trust, Lifestyle Growth Trust and Lifestyle Moderate Trust (the “JHF II Lifestyle Portfolios”).

The Lifestyle Trusts and JHF II Lifestyle Portfolios are collectively referred to as the “Lifestyle Funds.”

Advisory Fee on Affiliated Fund Assets

Aggregate Net Assets of Lifestyle Funds

First $7.5 billion	Excess over $7.5 billion
0.050%	0.040%

 (b) The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Lifestyle Funds determined in accordance with the following schedule, and that rate is applied to the Other Assets of each Lifestyle Trust.

Advisory Fee on Other Assets

Aggregate Net Assets of Lifestyle Funds

First $7.5 billion	Excess over $7.5 billion
0.500%	0.490%

With respect to each Lifestyle Trust, the term “Aggregate Net Assets of Lifestyle Funds” in the schedules above include the net assets of the particular Lifestyle Trust.  These terms also includes the net assets of each of the other Lifestyle Funds, but in each case only for the period during which the subadviser for the particular Lifestyle Fund also serves as the subadviser for the other Lifestyle Funds and only with respect to the net assets of such other Lifestyle Funds that are managed by the subadviser.

For purposes of determining Aggregate Net Assets of Lifestyle Funds and calculating the fee on Affiliated Fund Assets and the fee on Other Assets, the net assets of each Lifestyle Trust are determined as of the close of business on the previous business day of the Trust and the net assets of each Lifestyle Portfolio are determined as of the close of business on the previous business day of John Hancock Funds II.  Affiliated Fund Assets and Other Assets are determined as of the close of business on the previous business day of the Trust.

The fee on Affiliated Fund Assets for each Lifestyle Trust shall be based on the applicable annual Affiliated Funds fee rate for the Lifestyle Trusts which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Fee Table for Affiliated Funds to the applicable portions of Aggregate Net Assets of Lifestyle Funds divided by (ii) Aggregate Net Assets of Lifestyle Funds (the “Applicable Annual Affiliated Funds Fee Rate”).

The fee on Other Assets for each Lifestyle Trust shall be based on the applicable annual Other Assets fee rate for the Lifestyle Trusts which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Fee Table for Other Assets to the applicable portions of Aggregate Net Assets of Lifestyle Funds divided by (ii) Aggregate Net Assets of Lifestyle Funds (the “Applicable Annual Other Assets Fee Rate”).

The fee on Affiliated Fund Assets for each Lifestyle Trust shall be accrued and paid daily to the Adviser for each calendar day.  The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Affiliated Funds Fee Rate, and multiplying this product by the Affiliated Fund Assets of the Lifestyle Trust.  Fees shall be paid either by wire transfer or check, as directed by the Adviser.

The fee on Other Assets for each Lifestyle Trust shall be accrued and paid daily to the Adviser for each calendar day.  The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Other Assets Fee Rate, and multiplying this product by the Other Assets of the Lifestyle Trust.  Fees shall be paid either by wire transfer or check, as directed by the Adviser.

The daily Adviser Fee for each Lifestyle Trust shall be the sum of the daily fee on Affiliated Fund Assets and the daily fee on Other Assets.

If, with respect to any Lifestyle Trust, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Affiliated Funds Fee Rate or the Applicable Annual Other Assets Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Lifecycle Portfolios

The Adviser shall serve as investment adviser for each Portfolio listed below.

Lifecycle 2010 Portfolio

Lifecycle 2015 Portfolio

Lifecycle 2020 Portfolio

Lifecycle 2025 Portfolio

Lifecycle 2030 Portfolio

Lifecycle 2035 Portfolio

Lifecycle 2040 Portfolio

Lifecycle 2045 Portfolio

Lifecycle 2050 Portfolio

Lifecycle Retirement Portfolio

 (collectively, the “Lifecycle Portfolios”)

The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each Lifecycle Portfolio, a fee computed separately for each Lifecycle Portfolio as follows (the “Adviser Fee”).

The Adviser Fee has two components:  (a) a fee on net assets invested in Affiliated Funds (“Affiliated Fund Assets”) and (b) a fee on net assets not invested in Affiliated Funds (“Other Assets”).  Affiliated Funds are any fund of John Hancock Trust, John Hancock Funds II and John Hancock Funds III excluding the following funds:  Money Market Trust B, 500 Index Trust B, International Equity Index Trust B, Bond Index Trust B.

(a) The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Lifecycle Portfolios and all the Lifecycle Funds of John Hancock Funds II (as listed below) determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of each Lifecycle Portfolio.

The Lifecycle Funds of John Hancock Funds II are as follows:  Lifecycle 2010 Portfolio, Lifecycle 2015 Portfolio, Lifecycle 2020 Portfolio, Lifecycle 2025 Portfolio, Lifecycle 2030 Portfolio, Lifecycle 2035 Portfolio, Lifecycle 2040 Portfolio, Lifecycle 2045 Portfolio, Lifecycle 2050 Portfolio, Lifecycle Retirement Portfolio (the “JHF II Lifecycle Funds”).

The Lifecycle Portfolios and JHF II Lifecycle Funds are collectively referred to as the “Lifecycle Trusts.”

Advisory Fee on Affiliated Fund Assets

Aggregate Net Assets of Lifecycle Trusts

First $7.5 billion	Excess over $7.5 billion
0.060%	0.050%

(b) The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Lifecycle Trusts determined in accordance with the following schedule, and that rate is applied to the Other Assets of each Lifecycle Portfolio.

Advisory Fee on Other Assets

Aggregate Net Assets of Lifecycle Trusts

First $7.5 billion	Excess over $7.5 billion
0.510%	0.500%

With respect to each Lifecycle Portfolio, the term “Aggregate Net Assets of Lifecycle Trusts” in the schedules above include the net assets of the particular Lifecycle Portfolio.  These terms also includes the net assets of each of the other Lifecycle Trusts, but in each case only for the period during which the subadviser for the particular Lifecycle Trust also serves as the subadviser for the other Lifecycle Trusts and only with respect to the net assets of such other Lifecycle Trusts that are managed by the subadviser.

For purposes of determining Aggregate Net Assets of the Lifecycle Trusts and calculating the fee on Affiliated Fund Assets and the fee on Other Assets, the net assets of each Lifecycle Portfolio are determined as of the close of business on the previous business day of the Trust and the net assets of each JHF II Lifecycle Fund are determined as of the close of business on the previous business day of John Hancock Funds II.  Affiliated Fund Assets and Other Assets are determined as of the close of business on the previous business day of the Trust.

the net assets of each Lifecycle Portfolio invested in Affiliated Funds and the net assets of each Lifecycle Portfolio invested in Other Assets are determined as of the close of business on the previous business day of the Trust.

The fee on Affiliated Fund Assets for each Lifecycle Portfolio shall be based on the applicable annual Affiliated Funds fee rate for the Lifecycle Trusts which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Fee Table for Affiliated Funds to the applicable portions of Aggregate Net Assets of Lifecycle Trusts divided by (ii) Aggregate Net Assets of Lifecycle Trusts (the “Applicable Annual Affiliated Funds Fee Rate”).

The fee on Other Assets for each Lifecycle Portfolio shall be based on the applicable annual Other Assets fee rate for the Lifecycle Trusts which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Fee Table for Other Assets to the applicable portions of Aggregate Net Assets of Lifecycle Trusts divided by (ii) Aggregate Net Assets of Lifecycle Trusts (the “Applicable Annual Other Assets Fee Rate”).

The fee on Affiliated Fund Assets for each Lifecycle Portfolio shall be accrued and paid daily to the Adviser for each calendar day.  The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Affiliated Funds Fee Rate, and multiplying this product by the Affiliated Fund Assets of the Lifecycle Portfolio.  Fees shall be paid either by wire transfer or check, as directed by the Adviser.

The fee on Other Assets for each Lifecycle Portfolio shall be accrued and paid daily to the Adviser for each calendar day.  The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Other Assets Fee Rate, and multiplying this product by the Other Assets of the Lifecycle Portfolio.  Fees shall be paid either by wire transfer or check, as directed by the Adviser.

The daily Adviser Fee for each Lifecycle Portfolio shall be the sum of the daily fee on Affiliated Fund Assets and the daily fee on Other Assets.

If, with respect to any Lifecycle Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Affiliated Funds Fee Rate or the Applicable Annual Other Assets Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Franklin Templeton Founding Allocation Trust

The Adviser shall serve as investment adviser for the Franklin Templeton Founding Allocation Trust.

The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to the Franklin Templeton Founding Allocation Trust, a fee computed separately for the Franklin Templeton Founding Allocation Trust as follows (the “Adviser Fee”):

The Adviser Fee has two components:  (a) a fee on net assets invested in Affiliated Funds (“Affiliated Fund Assets”) and (b) a fee on net assets not invested in Affiliated Funds (“Other Assets”).  Affiliated Funds are any fund of John Hancock Trust, John Hancock Funds II and John Hancock Funds III excluding the following John Hancock Trust funds: Money Market Trust B, 500 Index Trust B, International Equity Index Trust B, Bond Index Trust B.

(a) The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the net assets of the Franklin Templeton Founding Allocation Trust determined in accordance with the following schedule, and that rate is applied to the Affiliated Fund Assets of the Franklin Templeton Founding Allocation Trust.

Advisory Fee on Affiliated Fund Assets

Net Assets of the Franklin Templeton Founding Allocation Trust

First $500 million	Excess over $500 million
0.050%	0.040%

(b) The fee on Other Assets is stated as an annual percentage of the current value of the net assets of the Franklin Templeton Founding Allocation Trust determined in accordance with the following schedule, and that rate is applied to the Other Assets of the Franklin Templeton Founding Allocation Trust.

Advisory Fee on Other Assets

Net Assets of the Franklin Templeton Founding Allocation Trust

First $500 million	Excess over $500 million
0.500%	0.490%

For purposes of determining Net Assets of the Franklin Templeton Founding Allocation Trust and calculating the fee on Affiliated Fund Assets and the fee on Other Assets, the net assets of the Franklin Templeton Founding Allocation Trust, Affiliated Fund Assets and Other Assets are determined as of the close of business on the previous business day of the Trust.

The fee on Affiliated Fund Assets for the Franklin Templeton Founding Allocation Trust shall be based on the applicable annual Affiliated Funds fee rate for the Franklin Templeton Founding Allocation Trust which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Affiliated Funds Fee Table to the applicable portions of Net Assets of the Franklin Templeton Founding Allocation Trust divided by (ii) Net Assets of the Franklin Templeton Founding Allocation Trust (the “Applicable Annual Affiliated Funds Fee Rate”).

The fee on Other Assets for the Franklin Templeton Founding Allocation Trust shall be based on the applicable annual Other Assets fee rate for the Franklin Templeton Founding Allocation Trust which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Fee Table for Other Assets to the applicable portions of Net Assets of the Franklin Templeton Founding Allocation Trust divided by (ii) Net Assets of the Franklin Templeton Founding Allocation Trust (the “Applicable Annual Other Assets Fee Rate”).

The fee on Affiliated Fund Assets for the Franklin Templeton Founding Allocation Trust shall be accrued and paid daily to the Adviser for each calendar day.  The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Affiliated Funds Fee Rate, and multiplying this product by the Affiliated Fund Assets of the Franklin Templeton Founding Allocation Trust.  Fees shall be paid either by wire transfer or check, as directed by the Adviser.

The fee on Other Assets for the Franklin Templeton Founding Allocation Trust shall be accrued and paid daily to the Adviser for each calendar day.  The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Other Assets Fee Rate, and multiplying this product by the Other Assets of the Franklin Templeton Founding Allocation Trust.  Fees shall be paid either by wire transfer or check, as directed by the Adviser.

The daily Adviser Fee for the Franklin Templeton Founding Allocation Trust shall be the sum of the daily fee on Affiliated Fund Assets and the daily fee on Other Assets.

If, with respect to the Franklin Templeton Founding Allocation Trust, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Affiliated Funds Fee Rate or the Applicable Annual Other Assets Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date of such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Index Allocation Trust

The Adviser shall serve as investment adviser for the Index Allocation Trust.

The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to the Index Allocation Trust, a fee computed separately for the Index Allocation Trust as follows (the “Adviser Fee”).

The Adviser Fee has two components: (a) a fee on net assets invested in Affiliated Funds (“Affiliated Fund Assets”) and (b) a fee on net assets not invested in Affiliated Funds (“Other Assets”).  Affiliated Funds are any fund of John Hancock Trust, John Hancock Funds II and John Hancock Funds III excluding the following John Hancock Trust funds: Money Market Trust B, 500 Index Trust B, International Equity Index Trust B, Bond Index Trust B.  The term “Aggregate Net Assets” means the sum of Affiliated Fund Assets and Other Assets.

(a) Fee on Affiliated Fund Assets

The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the Aggregate Net Assets of the Index Allocation Trust determined in accordance with the following schedule, and that annual percentage rate is applied to the Affiliated Fund Assets of the Index Allocation Trust.

Aggregate Net Assets of the Index Allocation Trust

First $500 million	Excess over $500 million
0.050%	0.040%

(b) Fee on Other Assets

The fee on Other Assets is stated as an annual percentage of the current value of the Aggregate Net Assets of the Index Allocation Trust determined in accordance with the following schedule, and that annual percentage rate is applied to the Other Assets of the Index Allocation Trust.

Aggregate Net Assets of the Index Allocation Trust

First $500 million	Excess over $500 million
0.500%	0.490%

Calculation and Payment of Adviser Fee

For purposes of calculating the Adviser Fee, Aggregate Net Assets, Affiliated Fund Assets and Other Assets of the Index Allocation Trust are determined as of the close of business on the previous business day of the Trust.

The annual percentage rate to be applied under (a) above to Affiliated Fund Assets and under (b) above to Other Assets shall be determined in each case by applying the applicable schedule of rates to the applicable portions (as determined by breakpoints) of Aggregate Net Assets and dividing the sum of the amounts so determined by the amount of Aggregate Net Assets.

The fee on Affiliated Fund Assets under (a) above and the fee on Other Assets under (b) above shall each be accrued and paid daily to the Adviser (by wire transfer or check as directed by the Adviser) for each calendar day.  The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual percentage rate as determined under (2) above, and multiplying this product by Affiliated Fund Assets for purposes of (a) and by Other Assets for purposes of (b).

The daily Adviser Fee for the Index Allocation Trust shall be the sum of the daily fee on Affiliated Fund Assets and the daily fee on Other Assets.

If, with respect to the Index Allocation Trust, this Agreement becomes effective or terminates, or if the manner of determining the annual percentage rates for Affiliated Fund Assets or Other Assets changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Core Disciplined Diversification Portfolio

Core Allocation Portfolio

Core Balanced Portfolio

The Adviser shall serve as investment adviser for the Core Disciplined Diversification Trust, Core Allocation Trust and Core Balanced Trust (each a “Fund of Funds”).

The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each Fund of Fund, a fee as follows (the “Adviser Fee”):

The Adviser Fee has two components:  (a) a fee on net assets invested in Affiliated Funds (“Affiliated Fund Assets”) and (b) a fee on net assets not invested in Affiliated Funds (“Other Assets”).  Affiliated Funds are any fund of John Hancock Trust, John Hancock Funds II and John Hancock Funds III excluding the following John Hancock Trust funds: Money Market Trust B, 500 Index Trust B, International Equity Index Trust B, Bond Index Trust B.

(a) The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the net assets of the Fund of Funds determined in accordance with the following schedule, and that rate is applied to the Affiliated Fund Assets of the Fund of Funds.

Advisory Fee on Affiliated Fund Assets

0.050% — first $500 million of net assets

0.040%— on excess over $500 million

(b) The fee on Other Assets is stated as an annual percentage of the current value of the net assets of the Fund of Funds determined in accordance with the following schedule, and that rate is applied to the Other Assets of the Fund of Funds.

Advisory Fee on Other Assets

0.500% — first $500 million of net assets

0.490%— on excess over $500 million

For purposes of determining Net Assets of the Fund of Funds and calculating the fee on Affiliated Fund Assets and the fee on Other Assets, the net assets of the Fund of Funds, Affiliated Fund Assets and Other Assets are determined as of the close of business on the previous business day of the Trust.

The fee on Affiliated Fund Assets for the Fund of Funds shall be based on the applicable annual Affiliated Funds fee rate for the Fund of Funds which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Affiliated Funds Fee Table to the applicable portions of Net Assets of the Fund of Funds divided by (ii) Net Assets of the Fund of Funds (the “Applicable Annual Affiliated Funds Fee Rate”).

The fee on Other Assets for the Fund of Funds shall be based on the applicable annual Other Assets fee rate for the Fund of Funds which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Fee Table for Other Assets to the applicable portions of Net Assets of the Fund of Funds divided by (ii) Net Assets of the Fund of Funds (the “Applicable Annual Other Assets Fee Rate”).

The fee on Affiliated Fund Assets for the Fund of Funds shall be accrued and paid daily to the Adviser for each calendar day.  The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Affiliated Funds Fee Rate, and multiplying this product by the Affiliated Fund Assets of the Fund of Funds.  Fees shall be paid either by wire transfer or check, as directed by the Adviser.

The fee on Other Assets for the Fund of Funds shall be accrued and paid daily to the Adviser for each calendar day.  The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Other Assets Fee Rate, and multiplying this product by the Other Assets of the Fund of Funds.  Fees shall be paid either by wire transfer or check, as directed by the Adviser.

The daily Adviser Fee for the Fund of Funds shall be the sum of the daily fee on Affiliated Fund Assets and the daily fee on Other Assets.

If, with respect to the Fund of Funds, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Affiliated Funds Fee Rate or the Applicable Annual Other Assets Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date of such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Core Fundamental Holdings Portfolio

Core Global Diversification Portfolio

The Adviser shall serve as investment adviser for the Core Fundamental Holdings Trust and Core Global Diversification Trust (each an “American Fund of Funds”).

The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each American Fund of Fund, a fee as follows (the “Adviser Fee”):

The Adviser Fee has two components:  (a) a fee on net assets invested in Affiliated Funds (“Affiliated Fund Assets”) and (b) a fee on net assets not invested in Affiliated Funds (“Other Assets”).  Affiliated Funds are any fund of John Hancock Trust, John Hancock Funds II and John Hancock Funds III excluding the following John Hancock Trust funds: Money Market Trust B, 500 Index Trust B, International Equity Index Trust B, Bond Index Trust B and any fund of American Fund Insurance Series.

(a) The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the net assets of the American Fund of Funds determined in accordance with the following schedule, and that rate is applied to the Affiliated Fund Assets of the American Fund of Funds.

Advisory Fee on Affiliated Fund Assets

0.050% — first $500 million of net assets

0.040%— on excess over $500 million

(b) The fee on Other Assets is stated as an annual percentage of the current value of the net assets of the American Fund of Funds determined in accordance with the following schedule, and that rate is applied to the Other Assets of the American Fund of Funds.

Advisory Fee on Other Assets

0.500% — first $500 million of net assets

0.490%— on excess over $500 million

For purposes of determining Net Assets of the American Fund of Funds and calculating the fee on Affiliated Fund Assets and the fee on Other Assets, the net assets of the American Fund of Funds, Affiliated Fund Assets and Other Assets are determined as of the close of business on the previous business day of the Trust.

The fee on Affiliated Fund Assets for the American Fund of Funds shall be based on the applicable annual Affiliated Funds fee rate for the American Fund of Funds which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Affiliated Funds Fee Table to the applicable portions of Net Assets of the American Fund of Funds divided by (ii) Net Assets of the American Fund of Funds (the “Applicable Annual Affiliated Funds Fee Rate”).

The fee on Other Assets for the American Fund of Funds shall be based on the applicable annual Other Assets fee rate for the American Fund of Funds which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Fee Table for Other Assets to the applicable portions of Net Assets of the American Fund of Funds divided by (ii) Net Assets of the American Fund of Funds (the “Applicable Annual Other Assets Fee Rate”).

The fee on Affiliated Fund Assets for the American Fund of Funds shall be accrued and paid daily to the Adviser for each calendar day.  The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Affiliated Funds Fee Rate, and multiplying this product by the Affiliated Fund Assets of the American Fund of Funds.  Fees shall be paid either by wire transfer or check, as directed by the Adviser.

The fee on Other Assets for the American Fund of Funds shall be accrued and paid daily to the Adviser for each calendar day.  The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Other Assets Fee Rate, and multiplying this product by the Other Assets of the American Fund of Funds.  Fees shall be paid either by wire transfer or check, as directed by the Adviser.

The daily Adviser Fee for the American Fund of Funds shall be the sum of the daily fee on Affiliated Fund Assets and the daily fee on Other Assets.

If, with respect to the American Fund of Funds, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Affiliated Funds Fee Rate or the Applicable Annual Other Assets Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date of such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

APPENDIX B

[not applicable]